SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 14, 2019.

MFS® Global New Discovery Fund

Effective December 31, 2019, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Eric Braz	December 2019	Investment Officer of MFS
Peter Fruzzetti	2011	Investment Officer of MFS
Michael Grossman	2013	Investment Officer of MFS
Sandeep Mehta	December 2019	Investment Officer of MFS

Effective December 31, 2019, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Eric Braz	Portfolio Manager	Employed in the investment area of MFS since 2007
Peter Fruzzetti	Portfolio Manager	Employed in the investment area of MFS since 2000
Michael Grossman	Portfolio Manager	Employed in the investment area of MFS since 2005
Sandeep Mehta	Portfolio Manager	Employed in the investment area of MFS since 2008
1039572         1                       GND-SUP-I-081419